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                                                            EXHIBIT 10.6




                              SECOND AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

          THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT ("SECOND AMENDMENT") is made as of February 19, 1997 by and among ROCKWELL MEDICAL SUPPLIES, LLC, a Michigan limited liability company d/b/a Rockwell Medical Supply (the "SUPPLY COMPANY"), ROCKWELL TRANSPORTATION, LLC, a Michigan limited liability company (the "TRANSPORTATION COMPANY" and, together with the Supply Company, the "SELLERS"), T.K. INVESTMENT COMPANY, a Michigan partnership, which is owned equally by the family partnerships, CHILAKAPTI FAMILY LIMITED PARTNERSHIP, THAVARAJAH FAMILY LIMITED PARTNERSHIP (the "FAMILY PARTNERSHIPS"), the respective general partners of which are VIJAY KUMAR CHILAKAPTI, M.D. and KRISHNAPILLAI THAVARAJAH, M.D. and ROBERT L. CHIOINI, (T.K. INVESTMENT COMPANY, THE FAMILY PARTNERSHIPS, VIJAY KUMAR CHILAKAPTI, M.D., KRISHNAPILLAI THAVARAJAH, M.D. and ROBERT L. CHIOINI are hereinafter referred to individually as a "MEMBER" and jointly and severally as the "MEMBERS"), and ACQUISITION PARTNERS, INC., a Michigan corporation ("BUYER").

                                    RECITALS

          A. On November 1, 1996, the Sellers, the Members and Buyer entered into an Asset Purchase Agreement, which the parties thereto amended on January 31, 1997 pursuant to the First Amendment to Asset Purchase Agreement (as amended, the "PURCHASE AGREEMENT"), pursuant to which Buyer agreed to purchase and the Sellers agreed to sell substantially all of the Sellers' assets upon the terms and conditions set forth in the Purchase Agreement.

          B. The parties to the Purchase Agreement believe it is in their respective best interests and desire to further amend the terms and conditions of the Purchase Agreement as set forth in this First Amendment.

          THEREFORE, the parties agree as follows:

1.  Amendment to Section 1.2.2(c).

          (a) Section 1.2.2(c) of the Purchase Agreement is hereby amended by the deletion of Section 1.2.2(c) in its entirety and by the replacement of
Section 1.2.2(c) with the following:

               "(c) Buyer will pay the remainder of the Purchase Price by delivery to the Supply Company of a 8.5% promissory note (the "NOTE") having a principal face amount equal to the Remaining Balance (as defined below) and providing for repayment of $500,000 on or before May 19, 1997 which payment will include all accrued interest to the payment date with any excess charged to principal and the remaining principal balance plus all accrued interest on January 31, 1998 (the "MATURITY DATE"), in the form

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               attached as Exhibit 1.2.2(c)I; provided, however, that the Note shall be subject to prepayment in accordance with Section 6..2 below. The obligations of Buyer under the Note shall be secured by a pledge of all of the shares of capital stock of Buyer (the "PLEDGED STOCK") owned by Gary D. Lewis ("MR. LEWIS"), Michael J. Xirinachs ("MR. XIRINACHS") and Robert L. Chioini ("MR. CHIOINI"), pursuant to a share pledge and escrow agreement in the form attached as Exhibit 1.2.2(c)II to this Agreement (the "PLEDGE AGREEMENT"). For purposes of this Agreement, the "REMAINING BALANCE" shall mean an amount calculated as follows: the Payment Amount, less the Cash Amount and less the NBD Amount."

               (b) Exhibit 1.2.2(c)I of the Purchase Agreement is hereby replaced with the Exhibit 1.2.2(c)I attached to this Second Amendment.

2. Amendment to Section 1.4. Section 1.4 of the Agreement is hereby amended by the deletion of "February 4, 1997" in the third line of such Section and the replacement of such deleted language with "February 19, 1997".

3. Amendment to Section 6.2. Section 6.2 of the Agreement is hereby amended by the deletion of Section 6.2 in its entirety and by the replacement of
Section 6.2 with the following:

               "6.2 Prepayment of the Note. Buyer will pay 50% of the net cash proceeds (after deducting all fees and expenses incurred in generating such cash proceeds) of all issuances of capital stock of Buyer received by Buyer (the "SUBSCRIPTION PAYMENTS") during the period from the Closing Date through the Maturity Date (the "PREPAYMENT PERIOD"), to the extent that Buyer receives in excess of $1,750,000 of Subscription Payments during the Prepayment Period."

4. Amendment to Section 6.4. Section 6.4 of the Agreement is hereby amended by the deletion of Section 6.4 in its entirety and by the replacement of
Section 6.4 with the following:

               "6.4 Access to Books and Records. Beginning January 1, 1998 and continuing through the Election Period (as defined in the Pledge Agreement), the Supply Company and its representatives and agents, at reasonable times and upon reasonable notice to Buyer and at no cost to Buyer, shall have access to the books and records of Buyer for the purpose of ascertaining Buyer's financial condition."


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5.     The Purchase Agreement.  The term "Agreement" as used in the Purchase
Agreement (as defined in Recital A above) shall hereafter mean the Purchase Agreement as amended by this Second Amendment and shall continue in full force and effect in accordance with the terms thereof and hereof. In the event of any inconsistency or conflict between this Second Amendment and the Purchase Agreement, the terms and provisions of this Second Amendment shall govern.

6. Governing Law and Forum. This Second Amendment shall be governed by the laws of the State of Michigan (regardless of the laws that might otherwise govern under applicable Michigan principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies. Each of the parties consents to be subject to personal jurisdiction of the courts of Michigan, including the federal courts of Michigan, which shall be the sole and exclusive forum for the resolution of all disputes under this Second Amendment.

7. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment may be executed by facsimile signatures.





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 IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date set forth in the introductory paragraph of this Second Amendment.

   BUYER:               ROCKWELL MEDICAL TECHNOLOGIES, INC.
                        (f/k/a Acquisition Partners, Inc.)

                        By: /s/ Gary D. Lewis
                            ------------------------------
                            Its: Chairman of the Board
                                 -------------------------

   THE SELLERS:         ROCKWELL MEDICAL SUPPLIES, LLC

                        By:  /s/ Robert L. Chioini
                             -----------------------------
                             ROBERT L. CHIOINI, Member

                        By: T. K. INVESTMENT COMPANY, Member

                            By:   CHILAKAPTI FAMILY LIMITED
                                     PARTNERSHIP

                                  By: /s/ Vijay Kumar Chilakapati
                                      ----------------------------
                                  Its: General Partner
                                       -----------------
                            By:   THAVARAJAH FAMILY LIMITED
                                      PARTNERSHIP


                                   By: /s/ Krishnapillai Thavarajah
                                       -----------------------------
                                       Its: General Partner
                                            --------------------


(Signatures continued on next page.)





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(Signatures continued from previous page.)

                                     ROCKWELL TRANSPORTATION, LLC

                                     By:    CHILAKAPTI FAMILY LIMITED
                                                PARTNERSHIP, Member

                                            By: /s/ Vijay Kumar Chilakapati
                                                ------------------------------
                                                 Its: General Partner
                                                      ------------------------
                                     By:    THAVARAJAH FAMILY LIMITED
                                                PARTNERSHIP, Member

                                            By: /s/ Krishnapillai Thavarajah
                                                ------------------------------

                                                 Its: General Partner
                                                      ------------------------

                 THE MEMBERS:                 /s/ Vijay Kumar Chilakapati
                                              ----------------------------------
                                              VIJAY KUMAR CHILAKAPTI, M.D.

                                              /s/ Krishnapillai Thavarajah
                                              ----------------------------------
                                              KRISHNAPILLAI THAVARAJAH, M.D.

                                              /s/ Robert L. Chioini
                                              ----------------------------------
                                              ROBERT L. CHIOINI

                                                   T. K. INVESTMENT COMPANY

                                              By:      CHILAKAPTI FAMILY LIMITED
                                                             PARTNERSHIP, Member

                                              By: /s/ Vijay Kumar Chilakapati
                                                  ----------------------------
                                                  Its: General Partner
                                                       -----------------------
                                              By:      THAVARAJAH FAMILY LIMITED
                                                             PARTNERSHIP, Member

                                              By: /s/ Krishnapillai Thavarajah
                                                  ----------------------------
                                                  Its: General Partner
                                                       -----------------------




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